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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 29, 1998 which appears on page 35 of Technology Solutions Company Annual Report on Form 10-K for the year ended May 31, 1998.






PricewaterhouseCoopers LLP

September 8, 1998
Chicago, Illinois